United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 24, 2010
(November 22, 2010)

ISORAY, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
 (Address of principal executive offices) (Zip Code)

(509) 375-1202
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 22, 2010, IsoRay, Inc., a Minnesota corporation (the "Company"), filed a Current Report on Form 8-K (the "Original Form 8-K") to report on the Company's entry into a Securities Purchase Agreement with a certain purchaser identified on the signature pages thereto, pursuant to which the Company will issue and sell an aggregate of 2,250,000 shares of the Company's common stock, par value $0.001 per share and four series of warrants to purchase up to an aggregate of 4,041,667 shares of common stock pursuant to the Company's shelf registration statement on Form S-3 (File No. 333-162694), which became effective on November 13, 2009, and a prospectus supplement to be filed concurrent with this Form 8-K on November 24, 2010.

This amendment is being filed solely to amend the Original Form 8-K to include Exhibits 5.1 and 23.1 hereto.  Except as otherwise noted, the Original Form 8-K is unaltered by this amendment.

ITEM 9.01  Financial Statements and Exhibits.

(d)	Exhibits

4.22*	Form of Series A, B and C Warrant

4.23*	Form of Series D Warrant

5.1	Opinion of Keller Rohrback PLC

10.62*	Letter Agreement between IsoRay, Inc. and LifeTech Capital, a division of Aurora Capital, LLC, dated October 27, 2010

10.63*	Form of Securities Purchase Agreement by and among IsoRay, Inc. and the signatories thereto, dated November 22, 2010

10.64*	Form of Lock-Up Agreement

23.1	Consent of Keller Rohrback PLC (included in Exhibit 5.1)

99.1*	Press Release of IsoRay, Inc., dated November 22, 2010

*           Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 23, 2010

IsoRay, Inc., a Minnesota corporation

By:	/s/ Dwight Babcock
Dwight Babcock, Chairman and CEO